UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2021 (December 17, 2021)

GRIFFON CORPORATION

(Exact name of registrant as specified in its charter)

Commission File Number: 1-06620

Delaware	11-1893410
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

712 Fifth Avenue, 18th Floor

New York, New York 10019

(Address of principal executive offices, including zip code)

(212) 957-5000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.25 par value per share	GFF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Merger Agreement

On December 17, 2021, Griffon Corporation (“Griffon”), through its subsidiary The Ames Companies Inc. (“Buyer”), entered into a definitive agreement to acquire the Hunter Fan Company (“Hunter Fan” or “Hunter”), a market leader in residential ceiling, commercial, and industrial fans, from MidOcean Partners (“MidOcean”) for $845 million, subject to closing adjustments (the “Purchase Price”).

The acquisition will be pursuant to an Agreement and Plan of Merger (the “Merger Agreement”) entered into by and among Buyer, Ames Hunter Holdings Corporation, a wholly-owned subsidiary of Griffon (“Merger Sub”), MidOcean Hunter Holdings, Inc. (the “Company”) and a representative of the equityholders of the Company. Buyer will acquire all of the outstanding equity interests in the Company pursuant to a merger of the Company with and into Merger Sub, with the Company surviving as a wholly-owned subsidiary of Griffon (the “Transaction”).

Consummation of the Transaction is subject to customary closing conditions, including the receipt of requisite antitrust approval (or the expiration of the applicable antitrust waiting period) and the absence of any event or circumstance having a material adverse effect on the Company and its subsidiaries.

Griffon has provided to Buyer an equity commitment and has obtained a debt financing commitment (as further described below) for the Transaction, the aggregate proceeds of which will be sufficient for Buyer to pay the Purchase Price and all related fees and expenses of Griffon related to the Transaction. Griffon has committed that it and its subsidiaries will utilize approximately $130 million in cash (see “Financing of the Transaction” below) to consummate the Transaction on the terms and subject to the conditions set forth in an equity commitment letter, dated December 17, 2021 (the “Equity Commitment Letter”). Griffon has also provided a limited guarantee (the “Limited Guarantee”) in favor of the Company, dated December 17, 2021, in which Griffon guarantees the performance of certain obligations of Buyer under the Merger Agreement (see discussion of such guaranteed obligations below). The Limited Guarantee also provides for Griffon to guaranty the payment of certain indemnification obligations of Buyer in favor of the Company with respect to the Company’s cooperation with Buyer’s debt financing efforts.

The Merger Agreement contains customary termination rights, including that each of Buyer and the Company has the right to terminate the Merger Agreement after March 31, 2022 (unless such date is extended pursuant to the terms of the Merger Agreement) if the Transaction has not been consummated by then. If the Company terminates the Merger Agreement either due to (x) Buyer’s material breach of its representations, warranties or covenants in the Merger Agreement or (y) Buyer’s failure to consummate the Transaction when required under the terms of the Merger Agreement (or if Buyer terminates the Merger Agreement following the Termination Date in circumstances where the Company could have terminated for such failure), Buyer will be required to pay the Company a reverse termination fee of $46,475,000 plus certain fees and expenses. The Company also has the right to seek specific enforcement of the obligations of Griffon, Buyer and Merger Sub in the Merger Agreement and Equity Commitment Letter to consummate the Transaction if Buyer’s debt financing is funded (or will be funded if Buyer’s equity financing is funded), all conditions to closing are satisfied or validly waived, and the Company confirms in writing that it is ready, willing and able to close the Transaction if the debt financing and equity financing are so funded.

The Merger Agreement includes customary representations, warranties and covenants for a transaction of this nature. Among other things, for the period up until closing of the Transaction, the Company has agreed to conduct its business in the ordinary course consistent with past practice and applicable law. The Merger Agreement also includes a customary “no shop” provision.

Financing of the Transaction

Griffon intends to finance the Purchase Price, including all fees and expenses of Griffon related to the Transaction, through:

●	cash on hand;

●	availability under our revolving credit facility or, if majority lender consent is not obtained on or prior to the closing date to amend such existing revolving credit facility, a new revolving credit facility in the amount of $400 million on substantially the same terms as the existing revolving credit facility (the “Revolving Credit Facility”); and/or

●	availability under a new term loan facility in the amount of $750.0 million (the “New Term Loan Facility” and, together with the Revolving Credit Facility, the “Senior Credit Facilities”).

In connection with the Merger Agreement, on December 17, 2021, Griffon entered into a Commitment Letter (the “Debt Commitment Letter”) with Bank of America, N.A. (“Bank of America”) and BofA Securities, Inc. (or any of its designated affiliates, collectively, “BofA Securities” and, together with Bank of America, the “Commitment Parties”). Pursuant to the Debt Commitment Letter, Bank of America has committed to provide 100% of the principal amount of the Senior Credit Facilities and BofA Securities has committed, as the sole lead arranger and sole bookrunner for the Senior Credit Facilities, to make commercially reasonable efforts to form a syndicate of financial institutions and institutional lenders (including Bank of America) for the Senior Credit Facilities. The commitment of the Commitment Parties under the Debt Commitment Letter is subject to customary conditions, including, without limitation, execution and delivery of definitive documentation consistent with the Debt Commitment Letter and the Summary of Terms (as defined in the Debt Commitment Letter).

The New Term Loan Facility is expected to contain customary affirmative and negative covenants (but not financial covenants) and representations and warranties (with customary carve-outs and exceptions to be mutually agreed) relating to Griffon and its subsidiaries consistent, to the extent applicable, with those contained in Griffon’s existing revolving credit facility and as modified or supplemented pursuant to the terms in the Debt Commitment Letter and Summary of Terms.

Bank of America or its affiliates from time to time have provided in the past and may provide in the future investment banking, commercial lending and financial advisory services to Griffon and its affiliates in the ordinary course of business, and has received, and may in the future receive, customary fees for such transactions and services.

Incorporation by Reference

A copy of the Merger Agreement and the Debt Commitment Letter are attached as Exhibits 2.1 and 99.1 to this Current Report on Form 8-K and are incorporated herein by reference. The foregoing descriptions of the Merger Agreement and Debt Commitment Letter have been included to provide investors and security holders with information regarding the terms of the Merger Agreement and the Debt Commitment Letter, do not purport to be complete and are qualified in their entirety by reference to the full text of the Merger Agreement and the Debt Commitment Letter.

The Merger Agreement contains representations, warranties and covenants that the Company and Buyer made to each other as of specific dates. The assertions embodied in those representations, warranties and covenants were made solely for purposes of the Merger Agreement between the Company and Buyer and may be subject to important qualifications and limitations agreed to by such parties in connection with negotiating the terms thereof, including being qualified by confidential disclosure exchanged between the parties in connection with the entry into the Merger Agreement. The representations and warranties may be subject to a contractual standard of materiality that may be different from what may be viewed as material to investors or security holders, or may have been used for the purpose of allocating risk between the parties rather than establishing matters of fact. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in Griffon’s public disclosures. For the foregoing reasons, no person should rely on the representations and warranties as statements of factual information at the time they were made or otherwise.

Item 8.01.	Other Events.

On December 20, 2021, Griffon issued a press release in which it announced, among other things, that it entered into the Merger Agreement. A copy of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

On December 20, 2021, Griffon utilized an investor presentation in connection with a call with analysts and investors to discuss the Transaction. A copy of the investor presentation is attached as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Forward-Looking Statements

This Form 8-K contains forward-looking statements that involve numerous risks and uncertainties. The statements contained in this communication that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act of 1934, as amended, including, without limitation, statements regarding the expected benefits and closing of the proposed Transaction, the management of Griffon and Griffon’s expectations, beliefs and intentions. All forward-looking statements included in this communication are based on information available to Griffon on the date hereof. In some cases, you can identify forward-looking statements by terminology such as “may,” “can,” “will,” “should,” “could,” “expects,” “plans,” “anticipates,” “intends,” “believes,” “estimates,” “predicts,” “potential,” “targets,” “goals,” “projects,” “outlook,” “continue,” “preliminary,” “guidance,” or variations of such words, similar expressions, or the negative of these terms or other comparable terminology. No assurance can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on our results of operations or financial condition. Accordingly, actual results may differ materially and adversely from those expressed in any forward-looking statements. Neither Griffon nor any other person can assume responsibility for the accuracy and completeness of forward-looking statements. There are various important factors that could cause actual results to differ materially from those in any such forward-looking statements, many of which are beyond Griffon’s control. These factors include: failure to obtain, delays in obtaining, or adverse conditions contained in, any required regulatory or other approvals; failure to consummate or a delay in consummating the Transaction for other reasons; changes in laws or regulations; and changes in general economic conditions. Griffon undertakes no obligation (and expressly disclaims any such obligation) to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. For additional information please refer to Griffon’s most recent Form 10-K, 10-Q and 8-K reports filed with the Securities and Exchange Commission (the “SEC”).

Important Additional Information Regarding Proxy Solicitation

Griffon intends to file a proxy statement and associated WHITE proxy card with the SEC in connection with the solicitation of proxies for Griffon’s 2022 Annual Meeting (the “Proxy Statement”). Griffon, its directors and certain of its executive officers will be participants in the solicitation of proxies from shareholders in respect of the 2022 Annual Meeting. Information regarding the names of Griffon’s directors and executive officers and their respective interests in Griffon by security holdings or otherwise is set forth in Griffon’s proxy statement for the 2021 Annual Meeting of Shareholders, filed with the SEC on December 16, 2020. To the extent holdings of such participants in Griffon’s securities have changed since the amounts set forth in the 2021 proxy statement, such changes have been reflected on Statements of Change in Ownership on Form 4 or Annual Statement of Changes in Beneficial Ownership on Form 5 filed with the SEC. Details concerning the nominees of Griffon’s Board of Directors for election at the 2022 Annual Meeting will be included in the Proxy Statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY’S DEFINITIVE PROXY STATEMENT AND ACCOMPANYING WHITE PROXY CARD, AND ANY SUPPLEMENTS THERETO, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and shareholders will be able to obtain a copy of the definitive Proxy Statement and other relevant documents filed by Griffon with the SEC free of charge from the SEC’s website, www.sec.gov., or by directing a request by mail to Griffon Corporation, Attention: Corporate Secretary, at 712 Fifth Avenue, New York, NY 10019, or by visiting the investor relations section of Griffon’s website, www.griffon.com.

Item 9.01.	Financial Statements and Exhibits.

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated as of December 17, 2021, by and among MidOcean Hunter Holdings, Inc., The Ames Companies Inc., Ames Hunter Holdings Corporation and MidOcean Partners III-D, L.P., as representative for the equityholders of MidOcean Hunter Holdings, Inc.*

99.1	Debt Commitment Letter, dated December 17, 2021, among Griffon Corporation, Bank of America, N.A. and BofA Securities, Inc.

99.2	Press Release of Griffon Corporation, dated December 20, 2021.

99.3	Investor Presentation, dated December 20, 2021.

*	The registrant has omitted schedules and similar attachments to the subject agreement pursuant to Item 601(b)(2) of Regulation S-K. The registrant will furnish a copy of any omitted schedule or similar attachment to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRIFFON CORPORATION

Date: December 20, 2021	By:	/s/ Seth L. Kaplan
Seth L. Kaplan
Senior Vice President, General Counsel and Secretary